Tax Status	12 Months Ended
Mar. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status

6. Tax Status

The Plan is a non-standardized prototype plan document designed by Empower, which received its latest IRS opinion letter dated November 14, 2022 stating that the prototype plan document complied with the applicable law. Management believes the Plan, as amended, which continues to use that prototype document, has been designed and continues to be operated in compliance with the applicable requirements of the Code and thus is exempt from federal income taxes under the provisions of Section 401(a) of the Code.

Assuming it meets certain initial and ongoing requirements, the Plan is generally exempt from federal and state income taxes. However, GAAP requires the Plan administrator to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator analyzed the tax positions taken by the Plan, and concluded that as of March 31, 2025, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.